Wachovia Corporation 1Q08 Financial Highlights April 14, 2008 Exhibit (99)(b)

Loss of $350 million, EPS
(a)
of ($0.20)
-
Operating loss of $270 million, EPS of ($0.14)
Core strength in General Bank, Capital Management and Wealth Management
overwhelmed by credit costs and continued market disruption losses
-
$2.8 billion provision including $1.1 billion Pick-a-Pay reserve build
Enhanced Pick-a-Pay credit modeling with greater emphasis on forecasted future changes in customer behaviors assuming continued house price depreciation, particularly in stressed markets
Expect further robust provisioning in 2008-2009
-
$2.0 billion of market disruption-related losses including $729 million on unfunded leveraged finance positions
Proactive actions provide solid foundation in order to further strengthen the balance sheet and build capital to top tier levels
-
Reduce dividend by 41% to quarterly level of $0.375 per share
Annual capital retention of $2.1 billion
-
Plans to raise capital of approximately $7 - 8 billion through public offering
-
Provides capacity to build Tier 1 capital ratio in excess of 8.8% by YE2009
Results significantly
affected by higher
credit costs and
continued market
disruption-related
losses
Significant actions
taken to strengthen
the balance sheet
1Q08 Quarterly highlights
(a) EPS calculated on net loss available to common stockholders of $393 million, reflecting preferred dividends of $43 million.

Financial highlights
Results include $2.1 billion reserve build
and $2.0 billion of market disruption losses
somewhat offset by $445 million of FAS
157/159 fair value net gains and Visa IPO
gain of $225 million
NII up 6% YoY and up 3% QoQ on strong
earning asset growth and improved margin
-
Low-cost core deposits up 7% YoY; up 3%
QoQ
Fees down 17% YoY on higher market
disruption losses; up 13% QoQ
-
Effects of market disruption overwhelm
underlying strength in traditional banking
Expenses up 18% YoY and down 6% QoQ
-
QoQ declines driven by lower incentives
somewhat offset by higher FAS123R expense
New dividend level consistent with
anticipated 40-50% cash payout ratio over
intermediate horizon
Outlook for 2008 on page 32
vs vs
($ in millions, except per share data) 1Q08 4Q07 1Q07
Net interest income
$
4,805 3
%
6
Fee and other income 3,091 13 (17)
Total revenue 7,896 6
%
(5)
Provision 2,831 89 -
Expense 5,441 (6) 18
Minority interest 155
45 14
Pre-tax income (loss) (531) - -
Income taxes (benefits) (181) 10 -
Net income (loss) (350) - -
Preferred dividends 43 - -
Net income (loss) available to
common stockholders (393) - -
Net merger-related 123 - -
Operating income (loss)/
continuing operations
$
(270) -
%
-
Avg basic shares 1,963 -
%
4
EPS
$
(0.20) - -
EPS operating
$
(0.14) -
%
-
Net interest margin 2.92
%
4
bps
(14)
Return on avg equity (2.11) - -
Overhead efficiency ratio 68.91
%
(909)
bps
-

Balance sheet strengthening
Building capital and reserves
Capital preservation and build
Provides ability to operate from a position
of strength
Reducing dividend to quarterly rate of
$0.375; preserves $2.1 billion of capital
annually
-
Targeting 40 - 50% cash payout ratio
(a)
Hypothetical $7 billion common /
convertible preferred capital raise would
add 150 bps to Tier 1 Capital ratio
(b)
Credit reserve build
Refined reserve modeling; use of new dynamic model results in higher expected loss factors on
Pick-a-Pay
-
Results in current modeled charge-offs and additional reserve of $3.2 - $3.8 billion in 2008 and $2.4 - $2.8 billion in 2009 and allowance to loan ratio of approximately 2.5% - 2.8% by YE 2009
(a)
-
Additional granularity on future loss expectations in stressed MSAs based on changing consumer behaviors tied to declining home prices; less reliant on historical frequency and loss severity experience
(a) Before net merger-related and restructuring expenses, other intangible amortization and discontinued operations.
(b) Assumes estimated Net Risk Weighted Assets at 3/31/08; $3.5 billion of common and $3.5  billion of convertible preferred capital issued and one year benefit at reduced quarterly dividend rate of $0.375 per share.
(c) Market data as of 4/11/08.
(a) As of March 31, 2008, see important assumptions as outlined on page 21.  Future changes in assumptions could cause forecasts to change.
Dividend Yield
(c)
9.2%
6.9%
5.5%
5.4%
4.4%
3.6%
WB $2.56 BAC C WB $1.50 WFC JPM

Capital Ratios
vs
1Q08
(a)
4Q07 4Q07
Tier 1 7.5
%
7.4      10
bps
Total Capital 12.1
11.8    30
Leverage 6.2
%
6.1      10
bps
Strong liquidity and capital position
Proactively managing liquidity and capital for
challenging environment
Retail franchise provides significant deposit
funding
Capital ratios hold steady
-
1Q08 $3.5 billion preferred stock offering; strong
demand
-
Lower dividend preserves 35 bps of Tier 1
capital annually
-
Plans to further enhance capital ratios
Wachovia Bank, N.A. has generally been a
liquidity provider to the market throughout
the market disruption
Wachovia Corporation continues to maintain
a very prudent liquidity profile
Period end as of 3/31/08.
10%
22%
6%
55%
7%
Stable Liability Funding
87% funded by Deposits, LTD & Equity
Total
Deposits
Other
Liab
ST
Debt
LT
Debt
Equity
(a) 1Q08 capital ratios are based on estimates.

Market disruption losses and write-downs
(a) Net of associated hedges.
(b) 4Q07 includes $50 million of provision expense relating to loan impairments.
Market Disruption-Related Losses, Net
(a)
2007/ 2008
($ in millions) 1Q08 4Q07 3Q07 Life-to-Date
Corporate and Investment Bank
ABS CDO and other subprime-related
$
(339) (818) (230) (1,387)
Commercial mortgage (CMBS) (521) (600) (488) (1,609)
Consumer mortgage
(251) (123) (82) (456)
Leveraged finance (309) 93 (272) (488)
Other (144) 59 (109) (194)
Total
(1,564) (1,389) (1,181) (4,134)
Capital Management
Asset-backed commercial paper 0 (17) (40) (57)
Parent
Impairment losses
(b)
(409) (94) 0 (503)
Total, net (1,973) (1,500) (1,221) (4,694)
Discontinued operations
(BluePoint)
$
- (210) (120) (330)

Average deposit growth
7% YoY core deposit growth
-
Low cost core up 7% YoY on strong money
market and checking sales
1Q08 deposit growth driven by
-
Retail brokerage FDIC sweep deposits
increase of $5.0 billion
-
Strong commercial results on treasury and
trade finance sales
-
Checking account net new sales of 174,000
-
Leveraging World Savings franchise
-
De novo branch expansion
-
Way2Save product launch
Results exceeding expectations with 33% of
accounts generating a new checking account
vs vs
($ in billions)
1Q08 4Q07 1Q07
DDA
$
56.3
(3)
%
(8)
Interest checking 53.1
3       5
Savings 33.4
5       -
Money market 128.1
5       19
Low-cost core 270.9
3       7
Retail CDs 123.6
(3)      6
  Core deposits 394.5
1       7
Other deposits 48.9
3       64
Total deposits
$
443.4
1
%
11
Core Deposit Growth
$369.3
$378.5 $379.0
$390.0
$394.5
1Q07 2Q07 3Q07 4Q07 1Q08
Low-Cost Core Deposits Other Core Deposits

Average loan growth
Loans up 12% YoY and 4% QoQ
-
Strength in commercial, commercial real estate,
traditional mortgage and auto
Traditional mortgage up 10% YoY on
disciplined originations of marketable
mortgages; Pick-a-Pay mortgage up 2% as
slower prepay speeds offset lower volumes
C & I up 28% YoY on strength in large
corporate and middle-market and included
net $2.5 billion in foreign commercial real
estate and commercial loans transferred from
held-for-sale in 1Q08
CRE up 20% YoY on organic growth and
$2.5 billion in loans transferred from held-for-
sale in late 4Q07 and 1Q08
Current outlook:
-
Modest growth expectations for remainder of
2008
vs vs
($ in billions) 1Q08 4Q07 1Q07
Pick-a-Payment mortgage
$
121.0 1
%
2
Traditional mortgage 52.6 4 10
Home equity 57.8 1 (3)
Other consumer 36.0 7 12
Total consumer 267.4 2 4
Commercial and industrial 154.7
5 28
Commercial real estate 43.9 6 20
Total commercial 198.6 6 26
Total loans, net
$
465.9 4
%
12

General Bank key metrics
Average loans up 8% YoY
-
Mortgage originations down 11%; higher
marketable production offset by lower Pick-a-
Pay volumes
-
Home equity down 41% reflecting
implementation of tightened credit standards
> 95% direct channel originations
-
Auto originations up 26%
Average deposits up 5% YoY
-
1Q08 net new checking account sales of
174,000, including 139,000 checking accounts
linked to Way2Save accounts
Debit/credit card purchase volume up 18%
YoY
Opened 23 de novo branches and
consolidated 58 branches in 1Q08
New/lost ratio of 1.27
-
Retail customer acquisition rate of 14.9%;
attrition of 11.7%
Customer satisfaction remains best in class
(a) Volume of purchase activity on debit and credit cards.
(b) Percentage of customers who rate Wachovia a 7 on all three loyalty questions
(scale 1-7). Goal: 55%. Results based on Gallup survey.
(c) Controllable retail households acquired/retail households attrited; controllable households exclude single service mortgage.
(d) New commercial banking relationship or customer with no prior loan or deposit account.
vs vs
($ in millions) 1Q08 4Q07 1Q07
Product originations
Mortgage
$
12,787 3
%
(11)
First lien home equity 2,148 (9) (29)
Second lien home equity 2,689 (29) (47)
Auto 3,720 16 26
Avg loans, net
$
311,447 3 8
Net new checking 174,431 86 (35)
Avg core deposits
$
297,680 - 5
Card purchase volume
(a)
$
17,424 (2)
%
18
Customer loyalty
(b)
52.50
%
(50)
bps
40
New/Lost ratio
(c)
1.27 (5)
%
1
Commercial customer
acquisition
(d)
310 (15)
%
(16)

General Bank summary
Segment earnings of $1.2 billion, down 17%
YoY and 7% QoQ largely reflecting rising
credit costs
NII reflects balance sheet growth despite
margin compression and rising NPAs
Fees up 17% YoY reflecting strong fee
growth in most categories
-
Strong service charge and interchange income
growth on higher volumes
-
Mortgage banking fees up on higher marketable
origination volumes
-
Investment sales referral income up on in-bank
annuity sales
Modest expense growth
-
34% of expense increase driven by higher
credit-related expenses and 18% by growth
initiatives
Provision driven by higher losses in
consumer real estate and auto
vs vs
($ in millions) 1Q08 4Q07 1Q07
Net interest income
$
3,455 2
%
2
Service charges 572 (6) 11
Interchange income 186 (2) 22
Mortgage banking fees 69 33
All other fees/ income 163 - 38
Fee and other income 990 7
Total revenue 4,500 3 5
Provision 569 78 -
Expense 2,050 - 10
Segment earnings
$
1,195 (7)
%
(17)
17
17

211
Wealth Management summary
Segment earnings of $92 million
-
Up 10% YoY and 1% QoQ in spite of
environmental headwinds
Revenues up 4% YoY
-
NII flat YoY as loan growth was offset by
deposit spread compression
-
Fees up 8% YoY as growth in fiduciary and
asset management fees offset lower insurance
commissions
Investment management sales remain strong
but down YoY on market volatility and wealth
lens client segmentation
Expenses flat YoY on continued focus on
tight expense management
AUM up 5% YoY
(a) Assets under management include $39 billion in assets managed by and reported in Capital Management.
(b) Trust and Investment Management new recurring fee sales.
(c) Annualized wealth revenue per relationship manager.
vs vs
($ in millions) 1Q08 4Q07 1Q07
Net interest income
$
181 (1)
%
-
Fee and other income 8 (1)
Total revenue 397 (1) 4
Provision 5 (29) -
Expense 246 (1) -
Segment earnings 92 1 10
Avg loans, net 22,413 3 10
Avg core deposits 17,397 4 1
AUM
(a)
79,834 (5) 5
Investment mgmt sales
(b)
14.0 9 (22)
Revenue/ RM
(c)
$
2.9 7 -
Wealth Mgmt producers 970
(2)
%
2

Corporate and Investment Bank summary
Segment loss of $77 million
-
Net market disruption losses of $1.6 billion
reflecting lower valuations in virtually all asset
classes
Results include $729 million loss on unfunded
leveraged finance commitments
-
Principal investing gains of $414 million
included $486 million in FAS 157 net gains
-
Strong performance in high grade, global rate
products and equities offset by lower results in
structured products and leveraged finance
Expenses down 18% YoY on lower
revenue-based incentive compensation
Additional planned markets-related
headcount reductions of 450 – 550 FTEs
and additional cost reductions will benefit
margins further in 3Q08
Provision driven by higher losses on
residential-related commercial real estate
Loans up 38% YoY driven by growth in
commercial real estate and international
trade finance and reflects transfers from
held for sale to the portfolio
vs vs
($ in millions) 1Q08 4Q07 1Q07
Principal Investing
$
414
-
%
-
IB originations 401
- (9)
Capital markets (875)
(3) -
Lending 599
3 10
Treasury and Trade Finance 284
1 11
Total revenue 823
- (54)
Provision 197
76 -
Expense 747
(22) (18)
Segment loss (77)
(82) -
Avg loans, net 101,024
10 38
Avg core deposits 33,623
(7) (2)
Lending commitments
$
113,521
(4) 3
($ in millions) 1Q08 4Q07 3Q07
ABS CDO and other
subprime-related
$ (339) (818) (230)
Commercial mortgage (CMBS)
(521) (600) (488)
Consumer mortgage
(251) (123) (82)
Leveraged finance
(309) 93 (272)
Other
(144) 59 (109)
Total CIB market disruption-
related losses
(1,564) (1,389) (1,181)
Discontinued ops
(BluePoint)
$
- (210) (120)
%

1Q08 net valuation losses of $521 million including
losses on $3.5 billion of loans moved from held-for-
sale in 1Q08
-
Results reflect continued spread widening despite solid
underlying fundamentals
Net exposure of $3.0 billion as of 3/31/08
-
$3.5 billion income producing commercial real
estate loans moved to the portfolio in 1Q08
-
Sold $4.2 billion during the quarter
-
Reduced hedging as overall levels decreased
Commercial mortgage and leveraged finance
Distribution-related exposure
Leveraged finance
1Q08 net valuation losses of $309 million
-
Assumes 100% funding of current unfunded commitments
Net exposure of $8.2 billion including $6.5 billion of unfunded commitments
-
$1.3 billion of exposure, including $750 million of outstandings, moved to the portfolio in 1Q08
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
2Q07 3Q07 4Q07 1Q08
Gross MTM Exposure Net MTM Exposure
Commercial mortgage (CMBS)
($ in millions)

Corporate and Investment Bank
Remaining distribution exposure
(a) At 3/31/08, $2.0 billion is hedged with highly rated monoline financial guarantors; $900 million with a AA-rated large European bank; $1.2 billion with a large AA-rated global multi-line insurer, both under margin agreements.
Subprime-related, CMBS and Leveraged Finance 3/31/08
Distribution Exposure, Net Exposure
3/31/08 Hedged With 3/31/08 12/31/07 3/31/08
Gross Various Net Net vs
($ in millions) Exposure Instruments Exposure Exposure 12/31/07
ABS CDO-related exposures:
Super senior ABS CDO exposures
High grade
$
2,403 (2,403) 0 0 -
%
Mezzanine 2,038 (1,599) 439 613 (28)
CDO-squared 0 0 0 0 -
Total super senior ABS CDO exposures 4,441 (4,002) 439 613 (28)
Other retained ABS CDO-related exposures 67 0 67 208 (68)
Total ABS CDO-related exposures
(a)
4,508 (4,002) 506 821 (38)
Subprime RMBS exposures:
AAA rated
1,684 0 1,684 1,948 (14)
Below AAA rated (net of hedges)
(365) 0 (365) (253) 44
Total subprime RMBS exposures 1,319 0 1,319 1,695 (22)
Total subprime-related exposure 5,827 (4,002) 1,825 2,516 (27)
Commercial mortgage-related (CMBS) 3,793 (840) 2,953 7,564 (61)
Leveraged finance (net of applicable fees)
$
n.a. n.a. 8,157 9,149 (11)
%

Capital Management key metrics
Series 7 brokers consistent with 4Q07 levels
-
Growth in high-producing brokers offset by
lower-producing broker attrition
Series 6 reps up 23% QoQ on growth
throughout the footprint and Western
expansion
Recurring revenue percentage in Retail
Brokerage up 160 bps YoY
-
Managed account assets up 35% YoY
-
FDIC sweep deposits up 35% YoY
Record annuity sales in 1Q08, up 52% YoY
and 19% QoQ
AUM down 18% YoY on 2Q07 change in
investment management discretion on $34
billion which had minimal impact on fees
Gross fluctuating fund flows down 2%
YoY excluding $1B 1Q07 Evergreen closed-
end fund offering
-
Retail money market net flows up 203% YoY
(a) Annualized.
(b) Assets under management include $39 billion in assets managed for Wealth Management, which are also reported in that segment. In 2Q07 there was a $34 billion change in investment  discretion of previously co-managed AUM, now solely managed by Wealth Management.
vs vs
($ in billions) 1Q08 4Q07 1Q07
Retail Brokerage
Series 7 brokers 14,583 -
%
79
Bank series 6 reps 4,059 23 61
Managed acct assets
$
190.3 (6) 35
Avg FDIC sweep deposits 42.1 13 35
Client assets
$
1,118.5 (4)
%
45
Recurring revenue
61.8
%
40
bps
160
Rev/broker
(000)
(a)
$
584 (3)
%
(17)
In-bank revenue
(millions) 282 3 7
Loan originations
$
1.7 13
%
42
Pre-tax margin
24.3
%
140
bps
(550)
Asset Management
Total AUM
(b)
$
258.7 (6)
%
(18)
Gross fluctuating
fund flows
$
2.6 4
%
(30)
Pre-tax margin
25.3
%
160
bps
530

Capital Management summary
Segment earnings of $381 million up 22%
YoY driven by the addition of AG Edwards
Revenues up 42% YoY driven by
acquisitions and managed account asset
growth
-
NII up 6% on strong FDIC sweep deposit
growth partially offset by spread compression
-
Commissions up 54% on addition of AGE
which contributed $319 million during the
quarter
-
Fiduciary and asset management fees up
53%; up 11% before the benefit of acquisitions
-
AGE revenue retention in line with original
expectations
Expenses up 50% YoY driven by $572
million related to acquisitions
-
Excluding acquisitions, expenses up 4%
driven by salaries and employee benefits, and
legal costs
vs vs
($ in millions) 1Q08 4Q07 1Q07
Net interest income
$
274 (14)
%
6
Commissions 824 (3) 54
Fiduciary/ asset mgmt 1,304 (1) 53
Other fee income 63 37 (29)
Fee and other income 2,191 (1) 48
Total revenue 2,455 (3) 42
Provision - - -
Expense 1,855 (4) 50
Segment earnings 381 4 22
Avg loans, net 2,562 12 65
Avg core deposits
$
43,084 13
%
36

Credit quality
Increase in NPAs reflects significant
weakness in the housing market
particularly in specific regions of California
and Florida
Provision of $2.8 billion; net charge-offs of
$765 million or 66 bps
-
Commercial net charge-offs of $237 million, up
$75 million QoQ; included $126 million from
Real Estate Financial Services
1Q08 results include a $66 million loss on a
loan backed by ABS securities in CIB
-
Consumer net charge-offs of $528 million, up
$229 million QoQ
Consumer real estate losses of $341 million
include Pick-a-Pay losses of $240 million
Installment losses of $185 million, up $35
million QoQ driven by higher consumer DDA
overdraft losses; auto losses up $6 million
(a) Excludes nonperforming assets in loans held for sale.
($ in millions) 1Q08 4Q07 1Q07
Nonaccrual loans
$
7,788
4,995 1,632
Restructured loans 56
- -
Foreclosed properties 530
389 155
Total NPAs
$
8,374
5,384 1,787
as % of loans, net ORE
(a)
1.74
%
1.16 0.42
Provision
$
2,831
1,497 177
Net charge-offs
$
765
461 155
Commercial 0.48%
0.34 0.07
Consumer 0.79
0.46 0.20
Total c/o ratio 0.66
0.41 0.15
Commercial past dues 0.05
0.05 0.03
Consumer past dues 0.35%
0.23 0.20

Allowance for credit losses
Allowance for credit losses of $6.8 billion
increased $3.2 billion from 1Q07 to 1.41% of
loans
-
Covers 1Q08 annualized net charge-offs 2.2
times
Provision of $2.8 billion exceeded charge-offs
by $2.1 billion
-
$1.6 billion due to higher expected loss factors
for Pick-a-Pay, home equity, auto and traditional
mortgage on significant market weakness and
changing consumer behaviors
Pick-a-Pay allowance ratio of 155 bps vs. 66 bps
in 4Q07
Home equity allowance ratio of 79 bps
Auto portfolio allowance ratio of 321 bps
-
$138 million commercial over provision on higher
frequency and loss severity expectations
-
$116 million commercial real estate over
provision including $98 million of FAS 114
reserves
-
$165 million increase in unallocated reserves
($ in millions) 1Q08 4Q07 1Q07
Allowance for loan losses
$
6,567
4,507 3,378
Allowance for credit losses
$
6,767
4,717 3,533
Allowance for loan losses
  as % of loans, net 1.37
%
0.98 0.80
    Commercial 1.25
1.20 1.12
    Consumer 1.34
0.74 0.53
  as % of nonaccrual and
  restructured loans 84
90 207
  as % of NPAs 78
84 189
Allowance for credit losses
  as % of loans, net 1.41
%
1.02 0.84

Mortgage portfolio
Average traditional mortgage LTV of 72%;
average FICO score of 732
-
Traditional mortgage NPAs up $303 million QoQ;
current average LTV of 79%
(b)
1Q08 results include $253 million of NPAs relating to
$2.8 billion of non-branch originated Alt-A loans in CIB
transferred at market value from HFS to the portfolio at
an average LTV of 81%; these loans have no associated
allowance
Average Pick-a-Pay LTV of 71%
-
Pick-a-Pay NPAs up $1.6 billion QoQ; current average
LTV of NPAs of 89%
(b)
-
Trends largely reflect the continued effect of declining
home values, particularly in stressed areas such as CA
and FL
-
Tightening underwriting standards based on
geographic risk
FICO > 700 and max LTV of 60% in markets with
significant home price declines
FICO > 660 and max LTV of 80% in most stable markets
-
Focused on aggressive resolution of problem assets
with accelerated disposition of foreclosed properties
Sold 825 properties in 1Q08; new inflows to REO of
1,107
All FICO scores and LTVs at origination unless otherwise noted.
(a) Includes other non Pick-a-Pay product balances of $6.0 billion in 1Q08, $5.4 billion in 4Q07, and $3.0 billion in 1Q07.
(b) Based on AVM automated valuation method using February data.
($ in millions) 1Q08 4Q07 1Q07
Traditional mortgage
$
48,932
47,991 43,934
NPAs
$
560
257 141
as a % of loans 1.15
%
0.54 0.32
Net charge-offs
$
29
16 5
as % of avg loans
0.23
%
0.13 0.04
Pick-a-Pay
(a)
$
121,161
119,630 117,506
NPAs
$
4,623
3,052 924
as a % of loans 3.82
%
2.55 0.79
Net charge-offs
$
240
93 1
as % of avg loans
0.79
%
0.31 -

Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08

WACHOVIA

Wachovia Mortgage
90+ days past due vs. industry
Source: Industry Prime, Alt-A, Subprime and NegAm ARM delinquency data from LoanPerformance, a unit of First American CoreLogic.
.
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
11%
12%
13%
14%
WB Traditional Pick-a-Pay Industry Prime
Industry Alt-A Industry Subprime Industry Prime ARM NegAm

Pick-a-Pay								
Traditional Mortgage								
Home Equity

Consumer real estate
Key market statistics
($ in millions)
(a) AVM is automated valuation method using February data. Source: Veros.
(b) Portfolio-weighted OFHEO index for home price changes.
(c) Management forecast of the OFHEO index for home prices weighted for the portfolio.
Region Outstandings Original LTV
Current
LTV -
AVM
(a)
OFHEO Change
Peak - 1Q08
(b)
Forecast
1Q08 - Trough
(c)
Original
FICO
Current
FICO
CA $70,579 70 80 -7.6% -6.4% 666 657
FL $12,030 71 77 -8.7% -8.5% 683 662
NJ $5,660 71 71 -3.3% -6.9% 692 686
AZ $3,095 72 80 -8.8% -18.7% 681 674
TX $2,986 75 62 N/A N/A 679 661
Other States $26,810 72 73 -2.4% -5.2% 687 678
Total Pick-a-Pay $121,161 71 78 -6.1% -6.8% 674 664
FL $8,351 69 69 730 727
CA $7,483 66 61 742 753
NC $4,171 74 68 732 731
NJ $3,931 66 67 731 732
GA $3,454 74 73 725 722
Other States $21,541 71 66 731 732
Total $48,932 72 67 732 734
Total Mortgage $170,093 70 75 690 684
FL $12,169 74 75 728 723
NJ $7,358 71 67 733 732
NC $6,047 81 74 730 727
PA $6,033 76 67 731 732
VA $4,876 75 68 733 734
Other States $23,620 76 74 724 719
Total Home Equity $60,104 75 72 726 725

Pick-a-Pay mortgage
Refined reserve modeling in 1Q08
-8.5% -8.7% Florida
-6.4% -7.6% California
-6.8% -6.1% Nationwide
1Q08 –
Trough
Peak –
1Q08
Portfolio-weighted OFHEO-
based home price forecasts
At 3/31/08, new model results in a higher 12-month forward view of expected losses that required additional portfolio reserves of $1.1 billion due to increased propensity to default tied to further home price declines
-
Reflects February current LTVs which indicate that approximately 14% of the Pick-a-Pay portfolio has current
LTV > 100% with 75% in California and 10% in Florida
More precisely captures key factors observed to drive default rates and economic losses
Reflects February estimated traditional correlation between borrower credit profile and default frequency but incorporates the view that changes in borrowers’ equity levels are a greater predictor of future losses than
FICO scores
Includes approximately 20 loan / borrower characteristics to further enhance loss forecast by:
-
Borrower propensity to default and loss severity correlated to changes in the OFHEO index
-
Connecting borrower equity to projected changes in home prices by geographic region
Model variables influenced by management’s current economic outlook:
-
Full year 2008 GDP of flat to 1% growth with negative growth in first half
-
Rising unemployment reaches 6% sometime in 2009
-
Management forecast of the OFHEO index: Currently estimate that we are roughly halfway through the housing price decline
Utilized newly developed loss forecasting model that more strongly correlates forward expected losses to changes in home prices and the resulting change in consumer behavior on default frequency and loss severity; less reliant on historical roll rates
Expect
trough to
occur in
mid-09

Pick-a-Pay mortgage
Modeled credit costs
Actual Actual Full Year Full Year
4Q07 1Q08 2008 2009
Charge-offs $0.09 $ 0.2 $1.3 - 1.7 $2.4 - 2.8
Additional provision 0.55 1.1 1.9 - 2.1
Total credit costs 0.64 1.3 3.2 – 3.8 2.4 – 2.8
Ending allowance $0.82 $2.0 $2.7 - 2.9 $2.7 – 2.9
Ending allowance/loans
(b)
0.7% 1.6% 2.4% - 2.7% 2.5% - 2.8%
($ in billions)
The above modeled output builds to an estimated cumulative losses range of 7 – 8% over the remaining life of the pool
As an illustration, a 7.5% cumulative loss scenario could imply that 20% of the loans in the portfolio default through foreclosure and suffer a loss of 45% of the original property values, on average, assuming loans were originated at a 75% LTV, plus disposition costs of 10% of the loan balance
These forecast outcomes may be affected by changes in a variety of factors including actual home price trends, economic conditions, changes in borrower behavior, regulatory changes and loss mitigation strategies
(a) Based on assumptions on page 21, as of March 31, 2008. Future changes in assumptions could cause forecasts to change.
(b) Assumes forecasted loan balances for 2008 and 2009.
.
Pick-a-Pay Modeled Credit Costs
(a)
None expected

Wachovia Pick-a-Pay
March 2008 deferred interest analysis
Deferred interest of $3.5 billion represented 3.04% of the portfolio
(a)
-
$176 million in deferred interest associated with nonperforming loans, 3.77% of NPAs
Borrowers utilization of minimum payment option remains fairly constant
-
68% elected in March 2008 vs. 66% in March 2007
-
52% elected the minimum option in each of the past 6 months
-
41% elected the minimum option in each of the past 12 months
$1.2 billion, or less than 1% of borrowers, with a deferred interest balance > 10% of current balance
Current average LTV
(b)
of 82% for loans with deferred interest balance > 10% of current balance
(a) $115.0 billion in Pick-a-Pay product excludes other balances of $6.2 billion.
(b) Current average LTVs based on February 2008 AVMs. Source: Veros.
($ in millions) 1Q08 4Q07 1Q07
Deferred interest balance by LTV
At or below 80%
60% or less
$
329
305     231
60.01% to 70% 434
402     298
70.01% to 80% 1,090
991     699
  Subtotal 1,853
1,698 1,228
80.01% to 85% 1,033
935     617
85.01% to 90% 466
327     40
Greater than 90% 174
129     64
  Subtotal 1,673
1,391 721
    Total deferred interest
$
3,526
3,089 1,949

Wachovia Pick-a-Pay
Proactively managing risk
Significantly tightening underwriting standards based on geographic risk with particular focus on stressed markets in California and Florida
In markets that have experienced significant housing price declines, we are increasing minimum FICO scores to 700 and we will allow up to a maximum LTV of 60%
In our most stable markets, our minimum FICO will be 660 and we will allow up to a maximum
LTV of 80%
Conservative in-house appraisal and underwriting approach
Aggressive problem loan resolution
Enhanced collection and loss mitigation
Accelerated disposition of foreclosed properties
Continue to offer conforming mortgage products throughout all of our markets

Home equity loans and lines
45% secured by first lien
75% average LTV
(a)
Portfolio is predominantly customer-
relationship based
-
> 95% of the portfolio originated through
direct channels
-
5% of portfolio in CA and 20% in FL
NPAs up 15 bps QoQ but remain at relatively
low levels
-
Second lien home equity 60+ days past due are
40% of the industry average
(b)
Charge-offs up 22 bps QoQ driven by
increases in stressed geographies
Implementing additional limitations on
utilization of undrawn equity lines
Period end balances reflect the quarter-end transfer of $2.3 billion of first lien home equity loans to held for sale.
(a) FICOs and LTVs at origination unless otherwise noted.
(b) Source: Loan Performance Data as of January 2008 industry average.
($ in millions) 1Q08 4Q07 1Q07
First lien
$
27,171
27,749 28,629
Second lien 32,933
32,350 30,560
Total home equity
$
60,104
60,099 59,189
30+ days past due
as % of loans
1.37
% 1.32 0.78
NPAs
$
432
342 235
as % of loans
0.72
% 0.57 0.40
Net charge-offs
$
73
38 19
as % of avg loans 0.47
% 0.25 0.13

% of loans 60+ days past due
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Feb-08
Mar-08

Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Feb-08
Mar-08

WACHOVIA

Wachovia second lien home equity loans
and lines 60+ days past due vs. industry
Second Lien Home Equity Loans
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
WB Total General Bank (a) WB Bank Channel Industry
Second Lien Home Equity Lines
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
WB Total General Bank (a) WB Bank Channel Industry
(a) Excludes Wealth Management and Retail Brokerage home equity loans and lines.
Source: Industry Prime, Alt-A and Subprime delinquency data from LoanPerformance, a unit of First American CoreLogic.

Managed auto portfolio
Managed losses of 2.31% down 5 bps QoQ
-
30+ days past due of 2.05% vs. industry
forecast of 3.54%
(b)
Managed NPAs as a % of loans of 25 bps;
down 3 bps QoQ
-
Roll rates declined throughout quarter
Began proactive migration towards prime
credit customer originations in mid-2006
Managed Consumer Auto 30+ Days Past Due
vs. Industry
(a) Includes NPAs and net charge-offs from securitizations not included in our reported NPAs and net charge-offs as referenced on page 16.
(b) Source: Moody’s Economy.com; 1Q08 industry average is a forecast.
($ in millions) 1Q08 4Q07 1Q07
Managed auto
$
26,357
24,672 22,225
NPAs
(a)
$
67
70 70
as % of loans 0.25
% 0.28 0.31
Net charge-offs
(a)
$
151
145 81
as % of avg loans
2.31
% 2.36 1.46
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
WB Balances WB 30+ days past due Industry 30+ days past due

Commercial Real Estate
Real Estate Financial Services portfolio
Commercial Real Estate outstandings
(a)
up
12% driven by the 1Q08 transfer to the
portfolio of $3.5 billion in income producing
loans from held-for-sale
Continued review of REFS residential-
related portfolio in response to continued
housing market deterioration
-
1Q08 and 4Q07 portfolio reviews included land
and condo loans as well as residential-related
facilities generally > $2 million
NPAs up $795 million; charge-offs of $126
million up $17 million to 110 bps vs. 115
bps in 4Q07
-
Increases driven largely by residential portfolio
Average maturity of 1.8 years
(a) Includes the Real Estate Financial Services (REFS) portfolio of $37.3 billion and $10.3 billion in commercial real estate loans held-for-investment in Investment Banking
($ in millions) 1Q08 4Q07 1Q07
Residential
$
12,197
12,437 11,884
Income producing 35,447
30,199 24,437
Total REFS
(a)
47,644
42,636 36,321
Residential NPAs 1,396
919 63
Income producing NPAs 488
170 11
Total NPAs
$
1,884
1,089 74
as % of loans
3.95
% 2.55 0.20
Residential c/o
$
120
77 6
Income producing c/o 7
32 0
Total net charge-offs
$
126
109 6
as % of avg loans 1.10
%  1.15 0.06

Real Estate Financial Services
Well diversified loan portfolio
$47.6 Billion Commercial Real
Estate Portfolio
(a)
Office
16%
Retail
13%
Multi-Family
12%
Industrial
5%
Income
Producing
Land
8%
Lodging
Other
3.5%
Single
Family
8%
Residential
Improved
Land
7%
Condos
6%
Residential
Unimproved
Land
3%
Non-RE
Collateral
5%
74% income producing
26% residential-related
-
Average maturity of 1.0 years
Homebuilders - $4.5B
-
Regional/small builder portfolio is largely
recourse based with disciplined inventory
controls and 1–2 year terms
-
Focus on strong sponsorship/management
Land - $4.8B
-
Primarily originated with substantial equity
cushion and recourse to borrowers
Condos - $2.9B
(a) Includes the Real Estate Financial Services portfolio of $37.3 billion and $10.3 billion in commercial real estate loans held-for-investment in Investment Banking
Period-end balance sheet as of 3/31/2008.
5%
5%
3.5%
Mixed
Use
Unsecured
Real Estate

Real Estate Financial Services
Geographic concentrations
(a) Includes the Real Estate Financial Services portfolio of $37.3 billion and $10.3 billion in commercial real estate loans held-for-investment in Investment Banking.
(b) Geographic concentration totals do not include $5.9 billion in Commercial Real Estate outstandings related to loans secured by non-real estate collateral and loans with undefined property locations. International includes Europe and Asia.
Period-end balance sheet as of 3/31/2008.
$47.6 Billion Commercial Real Estate Portfolio
(a)
Top 10 Geographic Concentrations
(b)
California
$4.3
18%
International
$3.5
10%
North
Carolina
$3.1
9%
Texas
$2.9
7%
Virginia
$2.7
7%
Other Remaining
States
$10.4
Georgia
$2.6
Florida
$7.5
24%
7%
6%
New Jersey
$1.7
4%
New York
$1.6
4%
Pennsylvania
$1.4
3%

Middle-market and large corporate
Portfolios much more granular than last
down cycle
-
Average loan size of $1.5MM
Borrowers well positioned and generally
maintaining higher levels of liquidity
1Q08 commercial net losses of 39 bps
-
$66 million of losses related to loans backed
by ABS securities in CIB
$119 Billion Commercial
Loan Portfolio
Agriculture/Forestry/
Fishing
1%
22%
Finance
4%
Other
1%
13%
Manufacturing
Mining
2%
11%
Property
Management
Public
Administration
2%
Retail
Trade
6%
Services
17%
9%
Transportation/
Public Util
9%
Building Contractors
2%
Individuals
NEC/
Nonclass
Insurance
1%
Wholesale
Trade
Period-end balance sheet as of 3/31/2008.

Summary and Outlook
Expect 2Q08 net interest income to grow by approximately 5 - 7% over 1Q08 and then grow modestly over remaining period of 2008
-
Sources of growth to include:
Modest loan growth from 1Q08 levels
Continued deposit growth including growth in FDIC sweep deposits
Benefit of capital raise and lower dividend rate
Fees remain exposed to net market disruption losses/gains
No share repurchases in the rest of 2008
Targeted capital raise of approximately $7 billion
Tax rate of 28.5 - 29%

33 Appendix

Consumer real estate portfolio
FICO scores and LTVs at origination.
(a) Second lien LTVs reflect total amount borrowed, including first lien positions held by third parties. LTV data assumes that home equity lines are fully funded.
% Loans
1Q08 Average Average LTV
($ in millions) Balances FICO LTV
(a)
> 90%
(a)
Home equity loans and lines
First lien
$
27,171 729 73
%
13
Second lien 32,933 724 76 14
Total home equity loans and lines 60,104 726 75 14
Total mortgage 170,093 690 71 2
Total consumer real estate portolio 230,197 699 72 5
Nonaccrual loans
First lien 5,015 647 75 2
Second lien 75 691 83 22
Total consumer real estate nonaccrual loans
$
5,090 647 75
%
3

% of loans 90+ days past due
1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49
1 4 7 10 13 16 19 22 25 28 31 34 37
% of loans 90+ days past due
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25
1 3 5 7 9 11 13

0.0%
2.0%
4.0%
6.0%
8.0%
Wachovia Mortgage
90+ days past due by vintage vs. industry
0.0%
2.0%
4.0%
6.0%
8.0%
2007 - $33.4 billion Pick-a-Pay / $10.8 billion Traditional
0.0%
2.0%
4.0%
6.0%
8.0%
0.0%
2.0%
4.0%
6.0%
8.0%
Source: Industry Prime, Alt-A, Subprime and NegAm ARM delinquency data from LoanPerformance, a unit of First American CoreLogic.
.
Month
Month
2006 - $32.9 billion Pick-a-Pay / $8.5 billion Traditional
2004 - $12.0 billion Pick-a-Pay / $4.8 billion Traditional  2005 - $25.0 billion Pick-a-Pay / $13.9 billion Traditional
WB Traditional Pick-a-Pay Industry Prime
Industry Alt-A Industry Subprime Industry Prime ARM NegAm

Pick-a-Pay		
Traditional Mortgage		
1st Lien Home Equity		
2nd Lien Home Equity		

WACHOVIA

Consumer Real Estate
FICO scores and LTV stratification
Original
FICO
<=60 61-70 71-80 81-90 91-100 100+ Total Balance
<620 4% 6% 11% 0% 0% 0% 21% 25,160 $
620-659 3% 5% 14% 0% 0% 0% 21% 26,002 $
660-699 3% 5% 15% 1% 0% 0% 23% 27,627 $
>700 6% 7% 21% 1% 0% 0% 35% 42,372 $
15% 22% 60% 2% 0% 0% 100% 121,161 $
<620 0% 0% 1% 0% 1% 0% 2% 1,120 $
620-659 1% 1% 3% 0% 1% 0% 7% 3,471 $
660-699 3% 3% 8% 1% 1% 0% 16% 7,887 $
>700 19% 13% 35% 3% 4% 0% 74% 36,454 $
24% 17% 48% 5% 6% 0% 100% 48,932 $
<620 1% 0% 1% 1% 0% 0% 2% 634 $
620-659 1% 1% 2% 3% 2% 0% 9% 2,473 $
660-699 3% 2% 3% 6% 3% 0% 17% 4,738 $
>700 20% 8% 14% 22% 8% 0% 71% 19,326 $
25% 11% 19% 31% 13% 0% 100% 27,171 $
<620 1% 0% 1% 1% 0% 0% 3% 844 $
620-659 1% 1% 2% 3% 2% 0% 9% 2,843 $
660-699 2% 2% 4% 6% 3% 0% 17% 5,667 $
>700 11% 8% 16% 28% 8% 0% 72% 23,580 $
15% 12% 22% 38% 14% 0% 100% 32,933 $
18% 18% 47% 11% 5% 0% 100% 230,197 $  RE Total
Total
Original CLTV
Total
Total
Total
Total
The percentages in the table above may not add to the totals due to rounding.

Pick-a-Pay			
Traditional Mortgage			
1st Lien Home Equity			
2nd Lien Home Equity			

WACHOVIA

Consumer Real Estate FICO scores and LTV
stratification Prior to 2004 and 2005
vintages
Original
FICO
<=80 81-90 91-100 100+ Total Balance <=80 81-90 91-100 100+ Total Balance
<620 17% 0% 0% 0% 17% 4,257 $     17% 0% 0% 0% 18% 4,376 $
620-659 19% 0% 0% 0% 19% 4,846 $     20% 0% 0% 0% 20% 5,111 $
660-699 24% 0% 0% 0% 24% 5,997 $     24% 0% 0% 0% 25% 6,127 $
>700 39% 0% 0% 0% 40% 9,930 $     37% 0% 0% 0% 38% 9,372 $
99% 0% 1% 0% 100% 25,031 $   100% 0% 0% 0% 100% 24,986 $
<620 2% 0% 1% 0% 3% 296 $        1% 0% 0% 0% 1% 147 $
620-659 6% 1% 1% 0% 7% 843 $        5% 0% 0% 0% 6% 812 $
660-699 15% 1% 1% 0% 17% 2,031 $     15% 1% 1% 0% 16% 2,239 $
>700 68% 3% 2% 0% 73% 8,560 $     72% 3% 2% 0% 77% 10,750 $
90% 5% 5% 0% 100% 11,731 $   93% 4% 3% 0% 100% 13,948 $
<620 2% 1% 0% 0% 3% 370 $        1% 0% 0% 0% 2% 85 $
620-659 5% 4% 2% 0% 11% 1,262 $     4% 3% 1% 0% 8% 393 $
660-699 10% 7% 3% 0% 21% 2,343 $     8% 6% 3% 0% 17% 889 $
>700 38% 20% 7% 0% 65% 7,415 $     40% 25% 8% 0% 73% 3,781 $
55% 32% 12% 0% 100% 11,390 $   54% 34% 12% 0% 100% 5,149 $
<620 2% 1% 0% 0% 3% 242 $        1% 0% 0% 0% 2% 145 $
620-659 5% 4% 2% 0% 11% 865 $        4% 3% 1% 0% 8% 533 $
660-699 9% 8% 5% 0% 22% 1,734 $     8% 7% 3% 0% 18% 1,216 $
>700 28% 26% 11% 0% 64% 5,157 $     33% 31% 8% 0% 72% 4,970 $
43% 38% 18% 1% 100% 7,998 $     47% 41% 12% 0% 100% 6,864 $
79% 14% 7% 0% 100% 55,897 $   86% 10% 4% 0% 100% 50,853 $   RE Total
Total
Total
Total
Total
2004 and Prior 2005
Original CLTV Original CLTV
The percentages in the table above may not add to the totals due to rounding.

Pick-a-Pay			
Traditional Mortgage			
1stt Lien Home Equity			
2nd Lien Home Equity			

WACHOVIA

Consumer Real Estate FICO scores and LTV
stratification 2006 and 2007 vintages
Original
FICO
<=80 81-90 91-100 100+ Total Balance <=80 81-90 91-100 100+ Total Balance
<620 25% 0% 0% 0% 25% 8,329 $     22% 0% 0% 0% 22% 7,346 $
620-659 22% 0% 0% 0% 22% 7,357 $     22% 1% 0% 0% 22% 7,474 $
660-699 21% 1% 0% 0% 21% 6,950 $     21% 1% 0% 0% 22% 7,343 $
>700 30% 1% 0% 0% 31% 10,230 $   32% 2% 0% 0% 34% 11,261 $
98% 2% 0% 0% 100% 32,866 $   96% 4% 0% 0% 100% 33,424 $
<620 2% 0% 1% 0% 3% 255 $        2% 0% 1% 0% 3% 358 $
620-659 7% 0% 1% 0% 8% 651 $        6% 1% 2% 0% 9% 956 $
660-699 14% 1% 1% 0% 16% 1,392 $     13% 1% 2% 0% 16% 1,768 $
>700 65% 4% 4% 0% 73% 6,242 $     60% 4% 7% 0% 72% 7,750 $
87% 6% 7% 0% 100% 8,541 $     82% 6% 12% 0% 100% 10,834 $
<620 1% 0% 0% 0% 2% 77 $          1% 0% 0% 0% 2% 90 $
620-659 4% 2% 2% 0% 9% 390 $        4% 2% 2% 0% 8% 382 $
660-699 7% 5% 4% 0% 17% 751 $        6% 4% 3% 0% 13% 632 $
>700 37% 26% 11% 0% 73% 3,321 $     46% 21% 9% 0% 76% 3,578 $
49% 34% 17% 0% 100% 4,539 $     57% 28% 15% 0% 100% 4,682 $
<620 2% 1% 0% 0% 3% 203 $        2% 1% 0% 0% 3% 234 $
620-659 4% 3% 1% 0% 8% 673 $        4% 3% 2% 0% 8% 726 $
660-699 7% 6% 3% 0% 16% 1,312 $     7% 5% 3% 0% 15% 1,310 $
>700 36% 29% 8% 0% 73% 5,875 $     40% 26% 8% 0% 74% 6,488 $
50% 38% 12% 0% 100% 8,062 $     53% 34% 13% 0% 100% 8,757 $
85% 10% 4% 0% 100% 54,247 $   84% 11% 5% 0% 100% 57,866 $   RE Total
Total
Total
Total
Total
2006 2007
Original CLTV Original CLTV
The percentages in the table above may not add to the totals due to rounding.

Pick-a-Pay			
Traditional Mortgage			
1st Lien Home Equity			
2nd Lien Home Equity			

WACHOVIA

Consumer Real Estate FICO scores and LTV
stratification 2008 and Total
Original
FICO
<=80 81-90 91-100 100+ Total Balance <=80 81-90 91-100 100+ Total Balance
<620 11% 0% 0% 0% 12% 563 $        21% 0% 0% 0% 21% 25,160 $
620-659 21% 1% 0% 0% 22% 1,073 $     21% 0% 0% 0% 21% 26,002 $
660-699 26% 1% 0% 0% 27% 1,297 $     22% 1% 0% 0% 23% 27,627 $
>700 38% 2% 0% 0% 40% 1,922 $     34% 1% 0% 0% 35% 42,372 $
96% 4% 0% 0% 100% 4,855 $     98% 2% 0% 0% 100% 121,161 $
<620 1% 0% 0% 0% 1% 58 $          2% 0% 1% 0% 2% 1,120 $
620-659 5% 0% 0% 0% 5% 205 $        6% 0% 1% 0% 7% 3,471 $
660-699 11% 0% 1% 0% 12% 474 $        14% 1% 1% 0% 16% 7,887 $
>700 76% 3% 2% 0% 81% 3,141 $     67% 3% 4% 0% 74% 36,454 $
93% 3% 4% 0% 100% 3,878 $     89% 5% 6% 0% 100% 48,932 $
<620 1% 0% 0% 0% 1% 18 $          1% 1% 0% 0% 2% 634 $
620-659 3% 1% 0% 0% 4% 58 $          4% 3% 2% 0% 9% 2,473 $
660-699 8% 2% 0% 0% 10% 143 $        8% 6% 3% 0% 17% 4,738 $
>700 73% 10% 2% 0% 84% 1,192 $     42% 22% 8% 0% 71% 19,326 $
85% 13% 2% 0% 100% 1,411 $     56% 31% 13% 0% 100% 27,171 $
<620 1% 0% 0% 0% 2% 26 $          2% 1% 0% 0% 3% 844 $
620-659 3% 2% 1% 0% 6% 75 $          4% 3% 2% 0% 9% 2,843 $
660-699 6% 5% 2% 0% 13% 157 $        8% 6% 3% 0% 17% 5,667 $
>700 46% 29% 4% 0% 79% 993 $        35% 28% 8% 0% 72% 23,580 $
56% 37% 7% 0% 100% 1,252 $     49% 38% 14% 0% 100% 32,933 $
89% 8% 2% 0% 100% 11,333 $   84% 11% 5% 0% 100% 230,197 $ RE Total
Total
Total
Total
Total
2008 Total
Original CLTV Original CLTV
The percentages in the table above may not add to the totals due to rounding.

1Q08
Pick-a-Pay mortgage nonperforming loans
($ in millions)
Total $4,386
Cumulative charge-offs to date of
$187 million (17% of orig. balance)
No charge-offs to date
Initial charge-offs taken at 180 days
past due as necessary
20%
18%
62%
90 -179 Days
Past Due
(a) LTV is considered to be over 100% if the loan balance exceeds current estimated appraised value less estimated selling costs.
180+ Days  Past Due
Updated
(a)
LTV 100%
180+ Days Past Due
Updated
(a)
LTV > 100%

Pick-a-Pay reserve model
Our use of OFHEO in reserve modeling
Office of Federal Housing Enterprise Oversight (OFHEO) is a widely recognized source of data that measures average price changes in home sales financed by conventional mortgages, purchased by Fannie Mae or Freddie Mac, and therefore the data excludes information on home sales financed by jumbo loans.
We utilize the OFHEO data set as the basis for our allowance modeling for our Pick-a-Pay portfolio because we believe the data most closely represents the geographic diversity and granularity, the lower average loan size and the higher average owner equity of this portfolio.
OFHEO’s data set is very robust, granular and covers a long time series which we believe is a critical foundation for any modeling exercise. Our historical data and model correlations have been calibrated to the sensitivities of the OFHEO index.

Cautionary statement
The foregoing materials and management’s discussion of them may contain, among other things, certain forward-looking statements with respect to Wachovia, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of Wachovia, including, without limitation, (i) statements regarding certain of Wachovia’s goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of Wachovia’s credit quality trends, (ii) statements relating to the benefits of the merger between Wachovia and A.G. Edwards, Inc. completed on October 1, 2007 (the “A.G.
Edwards Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the A.G. Edwards Merger, (iii) statements relating to the benefits of the merger between Wachovia and Golden West Financial Corporation completed on October 1, 2006 (the “Golden West Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Golden West Merger, and (iv) statements preceded by, followed by or that include the words
“may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These forward-looking statements are based on the current beliefs and expectations of Wachovia’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia’s control). Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause Wachovia’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the applicable businesses in connection with the A.G. Edwards Merger or the Golden West Merger will not be integrated successfully or such integrations may be more difficult, time-consuming or costly than expected; (2) the risk that expected revenue synergies and cost savings from the A.G.
Edwards Merger or the Golden West Merger may not be fully realized or realized within the expected time frame; (3) the risk that revenues following the A.G.
Edwards Merger or the Golden West Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the A.G. Edwards Merger or the Golden West Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the risk that the strength of the United States economy in general and the strength of the local economies in which Wachovia conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on
Wachovia’s loan portfolio and allowance for loan losses; (6) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (7) potential or actual litigation; (8) inflation, interest rate, market and monetary fluctuations;
(9) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia’s brokerage and capital markets activities; (10) unanticipated regulatory or judicial proceedings or rulings; (11) the impact of changes in accounting principles; (12) adverse changes in financial performance and/or condition of Wachovia’s borrowers which could impact repayment of such borrowers’ outstanding loans; and (13) the impact on Wachovia’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts.
Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Wachovia, the A.G.
Edwards Merger or the Golden West Merger or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral.
The issuer may file a registration statement (including prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer will arrange to send you the prospectus after filing if you request it by calling toll-free 1-800-326-5897.

Notes on non-GAAP financial measures
The information contained herein includes certain non-GAAP financial measures.
Please refer to our First Quarter 2008 Quarterly Earnings Report for additional information reconciling non-GAAP financial measures and for an important explanation of our use of non-GAAP measures and reconciliation of those non-GAAP measures to GAAP.
Wachovia believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry. Specifically, Wachovia believes the exclusion of A.G. Edwards (AGE) and European Credit Management (ECM) from the key performance measures of fiduciary and asset management fees and expenses permits evaluation and a comparison of results for ongoing business operations, and it is on this basis that Wachovia management internally assesses the company’s performance. On page
15, references to Capital Management’s results excluding AGE and ECM reflect the following growth for the first quarter of 2008:
Fiduciary and asset management fees $360  million
Expenses $572  million

Notes on non-GAAP financial measures
Wachovia also provides certain information regarding its auto loan portfolio on a "managed" basis, which is a non-GAAP financial measure. This non-GAAP financial measure combines auto loans reported on-balance sheet on a GAAP basis with auto loans that have been securitized and are off-balance sheet.  Management believes that providing information on a "managed" basis is useful to investors in understanding underlying operational performance, trends, and facilitates comparisons with the performance of others in the financial services industry. On page 27, references are made regarding the managed auto portfolio which is reconciled as follows for the first quarter of 2008, fourth quarter of 2007 and first quarter of 2007:
Managed Auto Portfolio
($ in millions) 1Q08 4Q07 1Q07
Managed auto
On-balance sheet 24,349 $    21,790 18,772
Securitized 2,008 2,882 3,453
Total managed auto 26,357 24,672 22,225
NPAs
On-balance sheet 61 63 63
Securitized 6 7 7
Total NPAs 67 70 70
Net charge-offs
On-balance sheet 145 138 77
Securitized 6 7 4
Total net charge-offs 151 145 81
Average loans
On-balance sheet 23,605 21,614 18,596
Securitized 2,532 2,923 3,573
Total average loans 26,137 $    24,537 22,169
NPAs as a % of loans
On-balance sheet 0.25% 0.29 0.33
Securitized 0.31 0.23 0.21
Total NPAs as a % of loans 0.25 0.28 0.31
Net charge-offs as a % of average loans
On-balance sheet 2.46 2.55 1.65
Securitized 0.97 0.97 0.46
Total net charge-offs as a % of average loans 2.31% 2.36 1.46
Managed consumer auto 30+ days past due loans
On-balance sheet 499 $         667 317
Securitized 41 51 44
Total managed consumer auto 30+ days past due loans 540 $         718 361
Managed consumer auto 30+ days past due loans as a % of loans
On-balance sheet 2.05% 3.06 1.69
Securitized 2.02 1.77 1.27
Total managed consumer auto 30+ days past due loans as a % of loans 2.05% 2.91 1.62